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                                                                  EXHIBIT 10.30

                       FORM OF INDEMNIFICATION AGREEMENT



     This Indemnification Agreement (this "AGREEMENT") is made as of this ___th day of ________ 1997, by and between Anchor Gaming, a Nevada corporation (the "Company"), and Glen J. Hettinger (the "INDEMNITEE").

                                   RECITALS

     A. It is essential to the Company to retain and attract as directors and officers the most capable persons available.

     B.   The Indemnitee has agreed to serve as a director of the Companin part in reliance on the benefits provided for in this Agreement.

     C. Both the Company and the Indemnitee recognize that competent and experienced persons are becoming more reluctant to serve as directors and officers of a corporation unless they are protected by comprehensive insurance and/or indemnification agreements, especially in light of the increased risk of litigation and other claims being asserted against the directors and officers of public companies.

     D. The Articles of Incorporation and Bylaws of the Company authorize the Company to indemnify and advance expenses to its directors and officers to the full extent permitted by law, and the Indemnitee has agreed to serve as a director of the Company, in part, in reliance on such provisions.

     Accordingly, and in order to induce the Indemnitee to continue to serve in the Indemnitee's present capacity, the Company and the Indemnitee agree as follows:

     1. SERVICE. The Indemnitee will serve as a director of the Company so long as the Indemnitee is duly elected and qualified to serve in such capacity or until the Indemnitee resigns or is removed.

     2.   INDEMNITY ARRANGEMENT.

     (a) The Company will indemnify the Indemnitee in the event that the Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to any threatened, pending or completed action, suit or


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proceeding, whether civil, criminal, administrative, or investigative, formal or informal, and any appeals therefrom (a "PROCEEDING"), by reason of the fact that the Indemnitee is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving as or had agreed to serve at the request of the Company as a director, officer, partner, member, trustee, employee, or agent (each an "AUTHORIZED CAPACITY") of another corporation, partnership, joint venture, employee benefit plan, or other enterprise (each "ANOTHER ENTITY"), or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges, and expenses (including attorney's fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such Proceeding if the Indemnitee acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and that, with respect to any criminal action, the Indemnitee had reasonable cause to believe that his conduct was lawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent will not, of itself, adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not meet the foregoing standard of conduct to the extent applicable thereto.

     (b) The Company will indemnify the Indemnitee when the Indemnitee was or is involved in as witness, deponent, or other participant in or is threatened to be made so involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was or had agreed to become a director, officer, employee, or agent of the Company, or is or was serving or had agreed to serve at the request of the Company in an Authorized Capacity of or for Another Entity, against any and all costs, charges, and expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such Proceeding if the Indemnitee acted in good faith and in a manner that the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification will be made in respect of any claim, issue, or matter as to which the Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that a court of competent jurisdiction determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     (c) Notwithstanding anything in this Agreement to the contrary, the Indemnitee will not be entitled to indemnification or advancement of expenses hereunder in connection with any Proceeding initiated by the Indemnitee against the Company (except for any Proceeding to enforce the terms of this Agreement) unless the Company has joined in or consented to the initiation of such Proceeding. The


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Indemnitee will not be entitled to any payment by the Company (i) in connection with any fine or similar governmental imposition which the Company is prohibited by applicable law from paying and that results from a final, non-appealable order; or (ii) to the extent based upon or attributable to the Indemnitee gaining in fact a personal profit to which the Indemnitee was not legally entitled, including, without limitation, profits made from the purchase and sale of equity securities of the Company that are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and profits arising from transactions in securities that were effected in violation of Section 10(b) or Section 14(e) of the Exchange Act, including Rule 10b-5 and Rule 14e-3 promulgated thereunder.

     (d) No change in the Company's Articles of Incorporation or Bylaws or in the Nevada General Corporation Law subsequent to the date of this Agreement will have the effect of limiting or eliminating the indemnification available under this Agreement. The rights to indemnification and to advancement of expenses set forth in the Articles of Incorporation and Bylaws of the Company as of the date hereof will be deemed to be contractual rights of the Indemnitee, and are in addition to the rights under this Agreement. This Agreement will not in any way limit the rights of the Indemnitee under applicable law or the Articles of Incorporation and Bylaws of the Company.
If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Company to indemnify the Indemnitee, such change will to the same extent expand the Indemnitee's rights and the Company's obligations under this Agreement. If any change in any applicable law, statute, or rule diminishes the power of the Company to Indemnify the Indemnitee, such change, except to the extent otherwise required by law, statute, or rule to be applied to this Agreement, will have no effect on this Agreement or the parties' rights and obligations under this Agreement.

     3.   PROCEDURES RELATING TO INDEMNIFICATION AND ADVANCEMENT OF
          EXPENSES.

     (a) In order to be indemnified under this Agreement, Indemnitee will submit to the Company, to the attention of the Secretary, a statement of request for indemnification, together with such documents supporting the request as are reasonably available to the Indemnitee and are reasonably necessary to determine whether, and to what extent, the Indemnitee is entitled to indemnification under this Agreement. Upon receipt of any such indemnification statement, the Company will promptly advise the Board of Directors of the Company in writing that such request has been made.

     (b) The Indemnitee's entitlement to indemnification under this Agreement will be determined promptly following the Indemnitee's submission of a request, and in any


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event, not less than thirty (30) calendar days after receipt by the Company of the request. The Indemnitee's entitlement to indemnification under this Agreement will be determined by majority vote of a quorum consisting of directors who are or were not parties to the Proceeding ("DISINTERESTED DIRECTORS"), or by written opinion of independent legal counsel selected by a majority of the Disinterested Directors. Independent legal counsel will be a law firm or member of a law firm that neither at the time in question or three years preceding such time has been retained to represent the Company or its affiliates, or the Indemnitee in any material matter. The Company will pay the fees and expenses of such independent legal counsel.

     (c) Submission of a request for indemnification and supporting documentation to the Company will create a presumption that the Indemnitee is entitled to indemnification.

     (d) If a determination is made or deemed to have been made that the Indemnitee is entitled to indemnification, the Company will pay to the Indemnitee, the amounts to which the Indemnitee is entitled within ten (10) business days after such determination is made.

     (e) In order to obtain advancement of expenses, the Indemnitee will submit to the Company a written undertaking, executed personally or on the Indemnitee's behalf (the "UNDERTAKING"), stating that (i) the Indemnitee incurred or will incur actual expenses in defending a Proceeding and (ii) if and to the extent required by law at the time of such advance, the Indemnitee undertakes to repay such amounts advanced as to which it may ultimately be determined that the Indemnitee is not entitled. Upon receipt of an Undertaking, the Company will make, within ten (10) business days make payment of the costs, charges and expenses requested.

     4.   CHANGE IN CONTROL.

     (a) The Company agrees that if there is a Change in Control of the Company, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnify payments and advances under this Agreement, or any Certificate of Incorporation or Bylaw provision now or hereinafter in effect relating to an Indemnifiable Event the Company will seek legal advice from independent legal counsel selected by the Indemnitee and approved by the Company, which approval will not be unreasonably withheld. Such counsel will render a written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee is entitled to indemnification under this Agreement and under applicable law. The Company agrees to pay the reasonable fees of the Independent legal counsel.


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     (b)  Change in Control:  A "CHANGE IN CONTROL" will be deemed to have occurred if (i) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least three quarters of the directors then still in office who neither were directors at the beginning of the period or whose election or nomination for election was previously so approved the ("INCUMBENT DIRECTORS") cease for any reason to constitute a majority thereof; or (ii) any individual, partnership, firm, corporation or other entity is or becomes the beneficial owner (as defined under Rule 13-d as promulgated under the Securities Exchange Act of 1934, as amended) directly or indirectly, of securities representing 30% or more of the total voting power represented by the Company's then outstanding securities, in a transaction that has not been approved by the Incumbent Directors; (iii) the stockholders of the Company approve a merger or consolidation that has not been approved by the Incumbent Directors; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or a majority of the Company's assets.

     (c) "INDEMNIFIABLE EVENTS" mean any events or occurrences related to the fact that Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer or trustee of an Authorized Entity, or by reason of any act or omission by Indemnitee in such capacity.

     5. DUPLICATION OF PAYMENTS. The Company will not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment under any insurance policy, or otherwise, of the amount otherwise payable hereunder.

     6. PARTIAL INDEMNITY. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines, penalties, and amounts paid in settlement, but not for a total amount thereof, the Company will indemnify Indemnitee for the portion thereof to which the Indemnitee is entitled.

     7. ENFORCEMENT. If a request for indemnification or advancement of expenses made to the Company is not timely paid as specified under this Agreement, the Indemnitee will be entitled to seek judicial enforcement of the Company's obligations to make such payments. In the event that it is determined that the Indemnitee is entitled to indemnification or advancement of expenses under this Agreement, the Company will pay the costs of enforcement of the Indemnitee's rights under this Agreement.


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     8.   NONEXCLUSIVITY.  The right to indemnification and advancement of expenses provided by this Agreement is not exclusive of an other right to which Indemnitee may be entitled under the Bylaws, Nevada General Corporation Law, any other statute, insurance policy, agreement, vote of stockholders, or of directors or otherwise, as to actions in Indemnitee's official capacity with the Company.

     9. SEVERABILITY. The provisions of this Agreement will be severable in the event that any of the provisions hereof is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the full extent permitted by law.

     10. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Nevada without giving effect to the principles of conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                       ANCHOR GAMING


                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       INDEMNITEE



                                       ----------------------------------------
                                       Glen J. Hettinger






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